SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 1999

                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                        0-25400                      75-2421746
(State or other                  (Commission                   (IRS Employer
jurisdiction                     File Number)               Identification No.)
of incorporation)

   500 North Central Expressway
   Plano, Texas                                                   75074
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (972) 881-4700

                                     Page 1
                       This document consists of 4 pages.
           The exhibit index is contained on page 4 of this document.

Item 5.  Other Events.

         On October 15, 1999, the Board of Directors of Daisytek International Corporation (the "Company") declared a dividend of one Preferred Share Purchase Right on each outstanding share of Common Stock to shareholders of record on October 25, 1999. For a further description of the Rights, see the Press Release attached hereto as Exhibit 99 and the Summary of Rights to Purchase Series A Preferred Stock attached as Exhibit C to the Rights Agreement attached hereto as
Exhibit 4. In addition, the Board of Directors adopted amendments to the Bylaws of the Company on October 15, 1999, which are attached hereto Exhibit 3.

Item 7.  Exhibits.

         (c)      Exhibits.

                  3 Amendments to the Bylaws of the Company, adopted on October 15, 1999.

                  4 Rights Agreement, dated as of October 15, 1999, between the Company and ChaseMellon Shareholder Services, LLC, which includes the Certificate of Designations in respect of the Series A Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after the Separation Date (as defined therein).

                  99 Press Release, dated October 15, 1999, announcing the adoption of the Rights Agreement and the dividend distribution of the Rights.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    DAISYTEK INTERNATIONAL CORPORATION


                                    By: /s/ Thomas Madden
                                    ---------------------
                                    Name:  Thomas Madden
                                    Title: Vice President- Finance, Chief
                                           Financial Officer

Dated: October 18, 1999

                                  EXHIBIT INDEX


                                                                Sequentially
Exhibit                                                         Numbered
Number         Exhibit                                          Page
------         -------                                          ----
3              Amendments to Bylaws of the Company,
               adopted on October 15, 1999.

4              Rights Agreement, dated as of October 15,
               1999, between the Company and
               ChaseMellon Shareholder Services, LLC,
               which includes the Certificate of
               Designation in respect of the Series A
               Preferred Stock as Exhibit A, the form of Right Certificates as Exhibit B and the Summary of Rights to Purchase Series A Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after the Separation Date (as defined therein).

99             Press Release, dated October 15, 1999,
               announcing the adoption of the Rights
               Agreement and the dividend distribution of the Rights.